UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

IGC PHARMA, INC. (Exact name of registrant as specified in charter)

Maryland	001-32830	20-2760393
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10024 Falls Road, Potomac, Maryland 20859 (Address of principal executive offices) (Zip Code)

(301) 983-0998 (Registrant’s telephone number, including area code)

India Globalization Capital, Inc.

4336 Montgomery Ave., Bethesda, MD 20814

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	IGC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Master Loan and Security Agreement

On June 30, 2023, (the “Effective Date”), IGC Pharma, Inc. (“IGC” or “Borrower”) entered into a Master Loan and Security Agreement along with the General Banking Facility Letter (collectively called the “Loan Agreement”) with O-Bank, CO., LTD., a banking corporation incorporated under the laws of Taiwan, as administrative agent and lender (the “Lender’) pursuant to which the Borrower may borrow up to USD$12,000,000.00 only or the equivalent thereof in other major currencies (the “Credit Facility”). Funds available under the Loan Agreement are being used for working capital needs and general corporate purposes as IGC deems necessary and appropriate. At the closing, the Borrower paid Lender a facility fee of USD$120,000.00.

The Credit Facility under the Loan Agreement matures on the first anniversary of the Effective Date. Borrowings under the Loan Agreement will bear interest, calculated according to the interest rate mentioned in the Certificate of Deposit, as the case may be, plus an applicable margin of 1%, and the Borrower shall bear the tax. Interest is due and payable in full by the Borrower on the last business day of each interest period.

The Loan Agreement contains covenants that are usual for this type of facility and contains customary events of default. Upon the occurrence of an event of default, the Lender shall require the immediate payment of all amounts outstanding.

The foregoing summary of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Master Loan Agreement, dated June 30, 2023, between IGC Pharma, Inc. and O-Bank, CO., LTD.
99.1	Press release issued by IGC Pharma, Inc. on July 7, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.

The registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or attachment to this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGC Pharma, Inc.

Dated: July 7, 2023	By:	/s/ Ram Mukunda
Name: Ram Mukunda
Title: CEO